Exhibit 99.2

Advent Software, Inc. First Quarter 2013 Earnings Highlights April 29, 2013 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under Financial Guidance, and any other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva®, and Moxy® products; the successful development, release and market acceptance of new products, services and enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in achieving organizational objectives and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2012 Annual Report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q113 Highlights Annual Contract Value (ACV) from term license, Advent OnDemand, and Black Diamond contracts was $8.7M Record quarterly revenue of $92.5M; 6% increase over prior year 19% of revenue was from international sources 91% of revenue was categorized as recurring GAAP Operating Income of $16.2M, or 17.5% of revenue Non-GAAP Operating Income of $26.4M, or 28.5% of revenue Adjusted EBITDA of $27.8M; increase of 19.0% over prior year Operating cash flows of $17.2M; 27% increase over prior year

ADVS Q113 Financial Highlights Metric Q112 Q113 $ +/- % +/- Annual Contract Value ($M) $7.4 $8.7 $1.3 17% Revenue ($M) $86.9 $92.5 $5.6 6% Operating Cash Flow ($M) $13.6 $17.2 $3.6 27% GAAP Operating Margin 13.6% 17.5% 4.0pts 29% GAAP Diluted EPS $0.14 $0.23 $0.09 67% Non-GAAP Operating Margin1 22.6% 28.5% 5.9pts 26% Adjusted EBITDA ($M) $23.3 $27.8 $4.4 19% Non-GAAP Diluted EPS1 $0.24 $0.32 $0.09 36% 1 See reconciliation of GAAP to Non-GAAP measures on slide #13 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Annual Contract Value ($ in millions) $28 $28 $26 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Deferred Revenue and Backlog ($ in millions) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually)

ADVS Revenue ($ in millions) Q1 2013 revenue was 81% domestic, 19% international Q1 2013 revenue was 91% recurring, 9% non-recurring $192 $238 +24% +18% +9% * Totals, $+/- and % +/ - may not recalculate due to rounding +9% +15% $326 $359 +10% $92

ADVS Deferred Revenue by Type ($ in millions) $111 $141 $146 * Totals, $+/- and % +/ - may not recalculate due to rounding $154 $175

ADVS Operating Cash Flow ($ in millions) $58 $70 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Q113 Revenue Components ($ in millions) Q112 Q113 $ +/- % +/- Recurring $78.7 $84.5 $5.8 7% Term License Revenue $38.6 $41.3 $2.6 7% Perpetual Maintenance $16.7 $16.4 ($0.2) (1%) Other Recurring 1 $23.4 $26.8 $3.4 14% Non-Recurring $8.2 $8.0 ($0.2) (2%) Total Revenue $86.9 $92.5 $5.6 6% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Renewal Rates Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year

Guidance Q213 FY13 Operating Measures: Total Revenue ($M) $93M - $95M $373M - $379M GAAP Operating Margin 18.0% - 18.5% Amortization (% of revenue) 3.0% Stock Compensation Expense (% of revenue) 6.0% Restructuring Charge (% of revenue) 0.5% Non-GAAP Operating Margin * 27.5% - 28.0% Tax and Cash Measures: Effective Tax Rate (GAAP) 30% – 35% Effective Tax Rate (Non-GAAP) 35% Operating Cash Flow ($M) $93M - $97M Capital Expenditures, incl. cap’d SW devel. ($M) $10M - $12M ADVS 2013 Guidance *See reconciliation of GAAP to Non-GAAP guidance on slide #14

Q113 Reconciliation of GAAP to Non-GAAP Amount % of Net Revenues Amount % of Net Revenues GAAP gross margin 64,011 $ 69.2% 57,769 $ 66.5% Amortization of acquired intangibles 1,898 1,896 Stock-based compensation 870 916 Non-GAAP gross margin 66,779 $ 72.2% 60,581 $ 69.7% GAAP operating income 16,213 $ 17.5% 11,795 $ 13.6% Amortization of acquired intangibles 2,855 2,852 Stock-based compensation 5,017 4,889 Restructuring charges 2,315 104 Non-GAAP operating income 26,400 $ 28.5% 19,640 $ 22.6% GAAP net income 12,057 $ 7,317 $ Amortization of acquired intangibles 2,855 2,852 Stock-based compensation 5,017 4,889 Restructuring charges 2,315 104 Income tax adjustment (1) (5,281) (2,508) Non-GAAP net income 16,963 $ 12,654 $ GAAP net income 12,057 $ 7,317 $ Net interest 458 460 Provision for income taxes 3,853 4,306 Depreciation expense 2,945 2,881 Amortization expense 3,455 3,496 Stock-based compensation 5,017 4,889 Adjusted EBITDA 27,785 $ 23,349 $ Diluted net income per share GAAP 0.23 $ 0.14 $ Non-GAAP 0.32 $ 0.24 $ Shares used to compute diluted net income per share 52,598 53,363 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended March 31, 2013 and 2012, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP diluted net income per share purposes. Three Months Ended March 31, 2013 Three Months Ended March 31, 2012 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles in the United States of America (or GAAP), Advent uses non-GAAP measures of continuing operations' gross margin, operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, income, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 18.0% to 18.5% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 3.0% Projected stock-based compensation adjustment 6.0% Projected restructuring charge adjustment 0.5% Projected non-GAAP 27.5% to 28.0% Twelve Months Ending December 31, 2013 Continuing Operations Operating Income % ADVENT SOFTWARE, INC. RECONCILIATION OF PROJECTED CONTINUING OPERATIONS' GAAP OPERATING INCOME % TO NON-GAAP OPERATING INCOME % (Preliminary and unaudited) Advent provides projections for the non-GAAP measure of its continuing operations' operating income percentage. This non-GAAP measure excludes certain costs, expenses, gains and losses which we believe is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. Adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding of Advent's underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.